UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-2503
                                   ------------


                             AXP FIXED INCOME SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     8/31
                         --------------
Date of reporting period:  8/31/04
                         --------------

AXP(R)
   Diversified
           Bond
             Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Aug. 31, 2004

AXP Diversified Bond Fund seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.

(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                       (R)

Table of Contents

Fund Snapshot                                                         3

Performance Summary                                                   4

Questions & Answers  with Portfolio Management                        5

The Fund's Long-term Performance                                     10

Investments in Securities                                            12

Financial Statements                                                 24

Notes to Financial Statements                                        27

Report of Independent Registered  Public Accounting Firm             40

Federal Income Tax Information                                       41

Fund Expenses Example                                                43

Board Members and Officers                                           45

Proxy Voting                                                         47

[dalbar logo]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Fund Snapshot AS OF AUG. 31, 2004

PORTFOLIO MANAGERS

Portfolio managers                Since               Years in industry
Jamie Jackson, CFA                6/03                       16
Scott Kirby                       2/03                       25
Tom Murphy, CFA                   2/03                       18
Nic Pifer                         2/03                       14
Jennifer Ponce de Leon            2/03                       15

FUND OBJECTIVE

For investors seeking a high level of current income while conserving the value of the investment for the longest period of time.

Inception dates by class:
A: 10/3/74      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INBNX        B: ININX        C: AXBCX        Y: IDBYX

Total net assets                                         $2.785 billion

Number of holdings                                                  406

Weighted average life(1)                                      6.9 years

Effective duration(2)                                         4.0 years

Weighted average bond rating(3)                                      AA

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         DURATION
SHORT    INT   LONG
          X                HIGH
          X                MEDIUM   QUALITY
          X                LOW

SECTOR COMPOSITION

Percentage of portfolio assets

[pie chart]

Mortgage-backed securities 38.5%
Corporate bonds* 23.0%
U.S. government obligations & agencies 19.3%
CMBS/ABS** 9.6%
Short-term securities*** 7.0%
Foreign government bonds 2.5%
Other 0.1%

  * Includes 4.4% Communications, 3.3% Consumer cyclical, 3.1% Utilities, 2.9% Banks and brokers, 1.7% Energy, 1.6% Other financial, 1.4% Insurance, 1.3% Technology, 1.2% Capital goods, 1.0% Basic industries, 1.0% Consumer non-cyclical and 0.1% Transporation.

 **  Commercial mortgage-backed securities/ Asset-backed securities.

*** 1.0% of the securities in this category is due to security lending activity. 6.0% of the short term securities is the Fund's cash equivalent position.

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

AAA bonds                              75.3%
AA bonds                                1.6
A bonds                                 5.3
BBB bonds                              12.2
Non-investment grade bonds              5.6

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate. 0.3% of the portfolio rating above was determined through internal analysis.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(1) Weighted average life measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

Fund holdings are subject to change.

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3   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Performance Summary

[bar graph]
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2004
8%
               [bar 1]           [bar 2]            [bar 3]
6%              5.54              6.13               6.14

4%

2%

0%

[bar 1] AXP Diversified Bond Fund Class A (excluding sales charge) [bar 2] Lehman Brothers Aggregate Bond Index (unmanaged)
[bar 3]  Lipper Intermediate Investment Grade Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                              Class A                  Class B                    Class C                     Class Y
(Inception dates)            (10/3/74)                (3/20/95)                  (6/26/00)                   (3/20/95)
                        NAV(1)      POP(2)       NAV(1)  After CDSC(3)       NAV(1)  After CDSC(4)      NAV(5)      POP(5)
as of Aug. 31, 2004
1 year                  +5.54%      +0.53%       +4.95%     +0.95%           +4.95%     +4.95%          +5.92%      +5.92%
3 years                 +4.52%      +2.84%       +3.80%     +2.87%           +3.80%     +3.80%          +4.76%      +4.76%
5 years                 +5.72%      +4.70%       +4.96%     +4.80%             N/A        N/A           +5.93%      +5.93%
10 years                +6.76%      +6.24%         N/A        N/A              N/A        N/A             N/A         N/A
Since inception         +9.58%      +9.40%       +5.99%     +5.99%           +5.59%     +5.59%          +6.95%      +6.95%

as of Sept. 30, 2004
1 year                  +3.63%      -1.29%       +2.85%     -1.15%           +2.85%     +2.85%          +3.79%      +3.79%
3 years                 +4.83%      +3.15%       +4.04%     +3.11%           +4.04%     +4.04%          +4.93%      +4.93%
5 years                 +5.70%      +4.68%       +4.90%     +4.74%             N/A        N/A           +5.87%      +5.87%
10 years                +6.93%      +6.41%         N/A        N/A              N/A        N/A             N/A         N/A
Since inception         +9.57%      +9.40%       +5.97%     +5.97%           +5.59%     +5.59%          +6.92%      +6.92%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, AXP Diversified Bond Fund's portfolio management team discusses the Fund's positioning and results for fiscal year 2004.

Q: How did AXP Diversified Bond Fund perform for the 12-month period ended Aug. 31, 2004?

A: AXP Diversified Bond Fund's Class A shares rose 5.54%, excluding sales charge, for the 12-month period ended Aug. 31, 2004. This was less than the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, which gained 6.13% for the period. It was also less than Lipper Intermediate Investment Grade Index, representing the Fund's peer group, which advanced
    6.14% over the same time frame.

Q:  What factors most significantly affected the Fund's performance?

A: A meaningful contributor to overall portfolio performance was the Fund's positioning, which reflected our view that the difference in interest rates between short-term and long-term securities would narrow. A negative contributor to Fund performance was its holdings in investment grade corporate bonds, which were relatively weak during the second half of fiscal year 2004.

    For much of the period, the Fund benefited from the outperformance of long-term U.S. Treasuries, where the Fund had a higher-than-index position. Over the course of the fiscal year, the Fund's short duration relative to its benchmark (effective duration was 4.0 years as of Aug. 31, 2004) was also a small positive factor in its results.

    The Fund's annual returns were further boosted by its allocation to high-yield debt, which, with the exception of a weak first calendar quarter, produced strong returns. The market focused on the improving fundamentals of the high yield sector. Emerging markets provided strong returns through early February but then suffered during much of the second half of the fiscal year, amid the increase in U.S. interest rates. The Fund did not own any emerging market debt given these concerns and our view that these securities were overvalued.

AXP Diversified Bond Fund

SEC YIELDS
                               Class A   Class B    Class C   Class Y
As of Aug. 31, 2004             3.42%     2.83%      2.82%     3.74%
As of Sept. 30, 2004            3.53%     2.96%      2.96%     3.87%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.

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5   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote) >We constantly re-evaluate all of the Fund's positions as we seek to have the best risk/reward opportunities in the portfolio across sectors.(end callout quote)

    At the same time, corporate and mortgage securities produced mixed results over the period.

    We selectively sold corporate bonds, throughout the period amid market strength. We found very poor risk/reward in the broader bond market. However, we maintained higher-than-index weightings in bonds we thought offered attractive value.

    Investment grade credit generated positive performance versus similar duration U.S. Treasuries for much of the reporting period. However, the sector did not perform well during the second half of the fiscal year, as the market struggled to interpret signals from economic data and the raft of Federal Reserve Board (the Fed) commentary about inflation, the pace of economic expansion, and its likely approach to monetary policy. This detracted from the Fund's relative results.

    Mortgages generated positive returns over the period (though not without some late second quarter 2004 fireworks when Treasuries sold off dramatically), as investors took advantage of the steepness of the yield curve and long stretches of low market volatility. The Fund, however, held a lower-than-index position in this sector, since mortgage valuations remained expensive by historical standards, and we believe these securities are vulnerable to underperformance if and when market volatility heightens. As in corporate bonds, we sold mortgages throughout the period as opportunities arose.

    We viewed AAA-rated commercial mortgage-backed securities (CMBS) as an excellent substitute for high quality credit and agency securities and positioned the portfolio accordingly. This was a positive contributor to Fund performance, as the CMBS market has absorbed an increase in bond supply.

    The Fund's global bond position (long the euro/short the dollar) had a small positive impact on portfolio performance over the period, and we maintained those positions given our expectation of a longer-term decline in the value of the U.S. dollar.

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6   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Questions & Answers

Q:  How did the interest rate environment change during the reporting period?

A:  Ten-year U.S. Treasury rates were volatile, but ended the period less than
     50 basis points (0.50%) lower than where they began. Much of the volatility was driven by the market's analysis of Fed statements.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We began the period with a higher-than-index position in mortgages, investment grade credit, and commercial mortgage-backed securities (CMBS). By the end of the fiscal year, the Fund was neutral investment grade corporate bonds

[line graph]
                              U.S. TREASURY YIELDS
                  (Sept. 30, 2004 compared to Sept. 30, 2003)

[dash line]       0.94%   1.00%      1.46%   1.86%    2.83%    3.94%    4.88%
[solid line]      1.70%   1.99%      2.61%   2.85%    3.37%    4.12%    4.89%

                 3 mos.  6 mos.     2 yrs.  3 yrs.   5 yrs.   10 yrs.  30 yrs.

                                    Maturity

Treasury yields as of:  [solid line]  9/30/04
                        [dash line]   9/30/03

Source: Bloomberg

This chart compares the income potential of U.S. Treasury bills, notes and bonds as of Sept. 30, 2004 compared to a year earlier. This is known as the yield curve.

--------------------------------------------------------------------------------
7   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Questions & Answers

    versus its benchmark, and moved to a lower-than-index exposure to mortgages. We had a higher-than-index position in commercial mortgage-backed securities
    (CMBS) than when the period began.

    We constantly re-evaluate all of the Fund's positions as we seek to have the best risk/reward opportunities in the portfolio across sectors, with an eye toward having a higher-than-index position in securities that may offer the greatest likelihood of outperforming the Fund's benchmark.

Q:  Did portfolio turnover affect the Fund this past year?

A: Our portfolio turnover was higher than a year earlier and added value to the portfolio. A significant portion of the Fund's 279% turnover rate this past fiscal year was the result of "roll" transactions in U.S. Treasury notes. For U.S. Treasury notes, existing holdings were sold and newly issued securities with better liquidity were purchased. These transactions affect the Fund's turnover rate but do not change the risk exposure or result in material transaction costs.

Q:  How do you intend to manage the Fund in the coming months?

A: Though recent economic data appears to have moderated a bit from the dramatic rebound early in April and May, we are of the view that the economic expansion continues at an above-trend pace. We view the recent weakness as transitory but continue to re-evaluate our view with each new data point. While interest rates have declined from their period highs of May and June, we believe rates will move still higher over the remainder of the year. In particular, we believe the improvement in economic conditions and higher inflation so far this year present risks to the Fed's willingness to remain measured in its tightening plan. Our outlook calls for persistent monetary tightening moves by the Fed through 2005. In managing the Fund, we continue to emphasize capital preservation strategies designed to benefit from a rising rate environment.

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8   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Questions & Answers

    In the corporate and mortgage sectors, we will likely have lower-than-index positions for the near term. From a relative value perspective, the yield difference over U.S. Treasuries generally continue to look unattractive on a historical basis and look even less compelling given the liquidity risks surrounding the commencement of the Fed's tightening regime. In corporates, we remain highly selective, seeking to reduce the Fund's exposure modestly. In mortgages, we intend to maintain the Fund's more significant lower-than-index position, especially to lower-coupon mortgages, which we believe may underperform as the sector reprices to a higher, flatter yield curve. We intend to maintain the Fund's meaningful exposure to commercial mortgage-backed securities compared to its index weighting, as we view these securities as a strong substitute for high-quality corporate and government agency securities.

    As always, we maintain a disciplined focus on individual security selection in concert with our qualitative and quantitative partners in research.

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9   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Diversified Bond Fund Class A shares (from 9/1/94 to 8/31/04) as compared to the performance of two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                    Class A
                                          Short-term      Long-term
Fiscal year ended              Income    capital gains  capital gains    Total
Aug. 31, 2004                   $0.17      $--           $--             $0.17
Aug. 31, 2003                    0.20       --            --              0.20
Aug. 31, 2002                    0.26       --            --              0.26
Aug. 31, 2001                    0.32       --            --              0.32
Aug. 31, 2000                    0.33       --            --              0.33

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10   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

[bar graph]

                                    VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP DIVERSIFIED BOND FUND

AXP Diversified Bond Fund Class A
  (includes sales charge)    $ 9,525   $10,825  $11,449  $12,829   $13,650   $13,877  $14,525  $16,047   $16,550   $17,362   $18,324

Lehman Brothers Aggregate
  Bond Index(1)              $10,000   $11,130  $11,587  $12,746   $14,093   $14,206  $15,280  $17,167   $18,560   $19,369   $20,556

Lipper Intermediate
  Investment Grade Index(2)  $10,000   $11,020  $11,454  $12,553   $13,745   $13,806  $14,714  $16,525   $17,492   $18,433   $19,565
                               `94       `95       `96     `97       `98       `99      `00       `01      `02       `03       `04

COMPARATIVE RESULTS

Results as of Aug. 31, 2004                                                                                 Since
                                                        1 year     3 years    5 years      10 years     inception(3)
AXP Diversified Bond Fund (includes sales charge)
Class A    Cumulative value of $10,000                 $10,053     $10,876    $12,582      $18,324        $146,890
           Average annual total return                  +0.53%      +2.84%     +4.70%        +6.24%         +9.40%

Lehman Brothers Aggregate Bond Index(1)
           Cumulative value of $10,000                 $10,613     $11,974    $14,470       $20,556          N/A
           Average annual total return                  +6.13%      +6.19%     +7.67%        +7.47%          N/A

Lipper Intermediate Investment Grade Index(2)
           Cumulative value of $10,000                 $10,614     $11,836    $14,170       $19,565          N/A
           Average annual total return                  +6.14%      +5.78%     +7.22%        +6.94%          N/A

Results for other share classes can be found on page 4.

(1) Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper Intermediate Investment Grade Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(3) Fund data is from Oct. 3, 1974. The Fund began operating before both indices.

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11   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP Diversified Bond Fund

Aug. 31, 2004

(Percentages represent value of investments compared to net assets)

Bonds (97.2%)
Issuer                  Coupon                  Principal           Value(a)
                         rate                    amount

Foreign government (2.6%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   07-04-10               5.25%                 39,060,000(c)     $51,851,828
Pemex Project Funding Master Trust
  (U.S. Dollar)
   12-15-14               7.38                   4,895,000(c)       5,384,500
United Mexican States
  (U.S. Dollar)
   03-03-15               6.63                  15,545,000(c)      16,399,975
Total                                                              73,636,303

U.S. government obligations & agencies (20.2%)
Federal Home Loan Mtge Corp
   08-15-06               2.75                  50,500,000         50,674,427
   07-15-13               4.50                  28,240,000         28,254,967
   11-15-13               4.88                  31,926,000         32,685,392
Federal Natl Mtge Assn
   04-15-06               2.13                  26,800,000(i)      26,668,224
   08-15-08               3.25                  86,170,000         85,664,182
   02-15-09               3.25                   2,990,000          2,951,312
U.S. Treasury
   12-31-05               1.88                  55,425,000         55,251,799
   08-15-09               3.50                   4,035,000(i)       4,068,414
   08-15-14               4.25                   5,730,000          5,787,300
   08-15-23               6.25                 107,204,000(q)     124,528,381
   02-15-26               6.00                 122,907,000(q)     139,245,028
   02-15-31               5.38                   5,515,000          5,871,754
Total                                                             561,651,180

Commercial mortgage-backed/
Asset-backed securities (10.0%)(f)
Aesop Funding II LLC
  Series 2002-1A Cl A1
   10-20-06               3.85                   7,090,000(d)       7,193,914
  Series 2003-3A Cl A3
   07-20-09               3.72                   4,650,000(d)       4,655,858
AmeriCredit Automobile Receivables Trust
  Series 2002-C Cl 4A (FSA)
   02-12-09               3.55                   2,660,000(n)       2,690,077
  Series 2004-CA Cl A3
   03-06-09               3.00                   5,500,000          5,504,950
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34               6.00                   9,207,403          9,437,588
Bear Stearns
  Commercial Mtge Securities
  Series 2004-PWR3 Cl A2
   02-11-41               3.87                   6,000,000          5,960,760
Commercial Mtge Pass-Through Certificates
  Series 2004-LB3A Cl A2
   07-10-37               4.71                   6,000,000          6,191,940
  Series 2004-LB3A Cl A5
   07-10-37               5.44                   6,500,000          6,796,660
CS First Boston Mtge Securities
  Series 2004-C1 Cl A2
   01-15-37               3.52                   6,000,000          5,944,394
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
   03-10-40               4.12                   3,000,000          3,003,870
  Series 2004-C2 Cl A4
   03-10-40               4.89                   6,800,000          6,870,094
  Series 2004-C3 Cl A2
   07-10-39               4.43                   6,600,000          6,721,259
GMAC Commercial Mtge Securities
  Series 1999-C1 Cl B
   05-15-33               6.30                   5,800,000          6,357,882
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A7
   06-10-36               5.32                   8,000,000          8,328,871
GS Mtge Securities
  Series 2004-GG2 Cl A6
   08-10-38               5.40                  10,550,000         11,008,080
J.P. Morgan Chase Commercial Mtge Securities
  Series 2001-CIBC Cl A3
   03-15-33               6.26                   2,000,000          2,212,552
  Series 2003-CB6 Cl A1
   07-12-37               4.39                   8,261,667          8,402,859
  Series 2003-CB6 Cl A2
   07-12-37               5.26                   4,200,000          4,372,930

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Issuer                  Coupon                  Principal           Value(a)
                         rate                    amount

Commercial mortgage-backed/
Asset-backed securities (cont.)
J.P. Morgan Chase Commercial Mtge Securities (cont.)
  Series 2004-C2 Cl A3
   05-15-41               5.39%                 $2,850,000         $2,960,032
  Series 2004-PNC1 Cl A2
   06-12-41               4.56                   3,500,000          3,601,040
  Series 2004-PNC1 Cl A4
   06-12-41               5.55                   6,500,000          6,822,768
KSL Resorts
  Series 2003-1A Cl C
   05-15-13               2.50                   3,500,000(d,m)     3,505,589
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
   06-15-26               5.39                   7,360,000          7,820,380
  Series 2002-C2 Cl A4
   06-15-31               5.59                   4,905,000          5,258,952
  Series 2002-C4 Cl A4
   09-15-26               4.56                   5,200,000          5,279,391
  Series 2002-C4 Cl A5
   09-15-31               4.85                   6,000,000          6,118,030
  Series 2002-C8 Cl A3
   11-15-27               4.83                   2,950,000          3,010,269
  Series 2003-C3 Cl A2
   05-15-27               3.09                  14,900,000         14,630,540
  Series 2003-C7 Cl A2
   09-15-27               4.06                   2,200,000          2,216,727
  Series 2003-C8 Cl A2
   11-15-27               4.21                   7,500,000          7,593,975
  Series 2003-C8 Cl A4
   11-15-32               5.12                   8,500,000          8,771,516
  Series 2004-C2 Cl A2
   03-15-29               3.25                  10,190,000          9,947,274
  Series 2004-C2 Cl A4
   03-15-36               4.37                   3,700,000          3,600,988
  Series 2004-C4 Cl A2
   06-15-29               4.57                   4,300,000          4,426,690
  Series 2004-C4 Cl A4
   06-15-29               5.31                   7,500,000(i)       7,847,667
  Series 2004-C6 Cl A2
   08-15-29               4.19                   6,500,000          6,569,485
  Series 2004-C6 Cl A6
   08-15-29               5.02                   7,500,000          7,583,203
Merrill Lynch Mtge Trust
  Series 2003-KEY1 Cl A4
   11-12-35               5.24                   4,000,000          4,144,448
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94                   4,300,000          4,300,000
Morgan Stanley Capital 1
  Series 2003-IQ4 Cl A1
   05-15-40               3.27                   6,064,478          5,872,720
  Series 2004-T13 Cl A2
   09-13-45               3.94                   4,800,000          4,766,640
  Series 2004-IQ7 Cl A4
   06-15-38               5.57                   9,300,000          9,755,235
Morgan Stanley, Dean Witter Capital 1
  Series 2002-TOP7 Cl A2
   01-15-39               5.98                   5,900,000          6,453,149
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08               2.61                   2,500,000          2,494,715
Residential Asset Securities
  Series 2002-KS1 Cl AI4
   11-25-29               5.86                   7,500,000          7,591,050
WFS Financial Owner Trust
  Series 2004-3 Cl A3
   03-17-09               3.30                   5,000,000          5,038,280
Total                                                             279,635,291

Mortgage-backed securities (40.3%)(f,h)
Bank of America Alternative Loan Trust
  Series 2004-3 Cl 1A1
   04-25-34               6.00                  14,193,210         14,541,103
Bank of American Mtge Securities
  Series 2004-E Cl B1
   06-25-34               4.06                   2,968,826(k)       2,897,545
  Series 2004-F Cl B1
   07-25-34               4.17                   5,341,509(k)       5,214,969
Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
   07-25-18               4.75                   5,727,941          5,717,343
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.69                   3,549,299(k)       3,556,007
  Series 2004-J6 Cl 3A1
   08-25-19               5.00                  15,739,222         15,884,318
CS First Boston Mtge Securities
  Series 2003-29 Cl 8A1
   11-25-18               6.00                   5,609,651          5,821,769
  Series 2004-AR5 Cl CB1
   06-25-34               4.46                   3,391,259(k)       3,331,912
Federal Home Loan Mtge Corp
   05-01-13               4.50                   4,073,740          4,153,147
   04-01-17               8.00                      22,151             24,225
   05-01-17               6.00                   2,527,644          2,658,013

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Issuer                  Coupon                  Principal           Value(a)
                         rate                    amount

Mortgage-backed securities (cont.)
Federal Home Loan Mtge Corp (cont.)
   05-01-18               5.50%                 $5,794,865         $6,003,914
   08-01-18               5.00                  17,324,866         17,700,639
   10-01-18               5.00                  10,687,062         10,921,363
   02-01-23               6.00                  19,461,081         20,295,926
   10-01-23               5.50                   7,145,547          7,362,431
   12-01-23               6.00                  15,226,290         15,876,441
   08-01-24               8.00                     794,403            867,307
   10-01-28               7.00                     121,740            130,168
   12-01-30               5.50                   3,224,319          3,294,279
   04-01-33               5.50                  13,859,191         14,159,136
   04-01-33               6.00                   9,899,477         10,297,210
   06-01-33               5.50                   9,704,759          9,885,748
   07-01-33               5.00                   6,285,672          6,254,585
   09-01-33               4.56                     923,833(k)         927,418
   08-01-34               5.21                  12,000,000(k)      12,158,406
  Collateralized Mtge Obligation
   03-15-22               7.00                   2,583,995          2,628,085
   02-15-27               5.00                  10,070,000         10,375,319
   11-15-28               4.50                   6,344,704          6,422,390
   02-15-33               5.50                   9,889,951         10,327,422
   07-25-43               7.00                   6,276,052          6,721,257
  Interest Only
   02-15-14               7.40                   5,027,816(l)         416,756
   06-15-18               8.78                   3,579,588(l)         242,826
   10-15-22              14.56                  13,223,047(l)       1,145,911
Federal Natl Mtge Assn
   03-01-08               7.00                   2,563,523          2,722,163
   07-01-08               6.50                   1,088,435          1,155,132
   11-01-09               9.00                         161                175
   06-01-10               6.50                   2,614,600          2,774,818
   08-01-11               8.50                   2,794,841          2,993,672
   01-01-13               4.92                   5,667,793          5,864,330
   02-01-13               4.83                   6,416,394          6,600,481
   02-01-13               5.02                   5,829,682          6,025,360
   04-01-13               7.00                   7,672,257          8,147,046
   01-01-14               4.84                   4,169,568          4,243,065
   02-01-14               4.77                   7,958,211          8,092,581
   03-01-14               4.60                   1,143,919          1,140,304
   04-01-14               4.65                   3,987,151          4,002,662
   04-01-14               6.50                   1,560,943          1,660,025
   08-01-16               6.00                   6,395,390          6,723,779
   08-01-16               6.50                   2,847,450          3,025,937
   12-01-16               5.50                   8,873,089          9,207,106
   06-01-17               6.50                   6,090,356          6,488,332
   08-01-17               6.00                  11,941,057         12,584,041
   08-01-17               6.50                   3,671,847          3,917,983
   09-01-17               6.00                   1,766,316          1,856,635
   09-01-17               6.50                   4,318,755          4,588,861
   12-01-17               6.50                   2,058,057          2,186,773
   01-01-18               5.50                   8,107,100          8,424,476
   02-01-18               5.50                  13,283,031         13,789,776
   03-01-18               5.50                  22,274,980         23,167,296
   04-01-18               5.00                   8,351,492          8,526,856
   05-01-18               5.50                   4,135,035          4,296,215
   05-01-18               6.00                  13,827,775         14,546,712
   06-01-18               5.00                   9,121,345          9,331,069
   07-01-18               4.50                   4,703,332          4,711,656
   08-01-18               4.50                   9,585,998          9,611,460
   10-01-18               5.00                  11,087,310         11,326,350
   10-01-18               6.00                   2,799,025          2,942,090
   12-01-18               5.00                   7,259,662          7,412,101
   02-01-19               6.00                   4,726,141          4,967,704
   09-01-19               4.50                   6,985,000(g)       6,978,448
   04-01-23               8.50                   1,021,740          1,125,692
   07-01-23               5.00                   8,342,435          8,419,210
   09-01-23               5.50                  13,067,538         13,454,444
   09-01-23               6.50                     763,352            808,090
   01-01-24               6.50                     257,472            272,562
   05-01-24               6.00                  10,967,130         11,447,206
   06-01-24               9.00                     874,097            976,094
   02-01-25               8.00                     285,786            312,397
   09-01-25               8.00                     698,039            763,822
   03-01-26               7.00                   1,498,528          1,605,852
   07-01-28               5.50                   3,599,236          3,678,808
   08-01-28               5.50                   5,837,105          5,966,152
   09-01-28               7.50                   2,158,316          2,326,673
   12-01-28               5.50                  12,421,041         12,695,648
   01-01-29               6.50                   6,617,298          6,983,906
   04-01-29               5.00                  20,229,151         20,106,172
   05-01-29               6.50                   4,675,244          4,927,975
   06-01-29               7.00                      12,750             13,631
   09-01-29               7.00                   8,447,897          9,031,835
   10-01-30               7.00                   3,108,965          3,323,864
   07-01-31               7.00                   5,206,849          5,562,963
   09-01-31               7.00                   1,463,535          1,576,539
   03-01-32               5.50                   2,372,726          2,425,183
   06-01-32               7.00                   4,780,682          5,123,842
   07-01-32               6.50                   3,220,420          3,403,819
   08-01-32               7.00                   2,224,114          2,376,713
   09-01-32               6.00                  20,700,462         21,473,577
   09-01-32               6.50                   3,733,885          3,950,349
   10-01-32               6.00                   2,534,960          2,638,329
   10-01-32               6.50                   3,836,434          4,041,975
   11-01-32               6.00                   2,252,770          2,344,662

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Issuer                  Coupon                  Principal           Value(a)
                         rate                    amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   11-01-32               7.00%                 $2,300,887         $2,457,668
   12-01-32               6.50                   6,941,422          7,313,315
   01-01-33               6.00                  15,614,614         16,203,172
   02-01-33               6.00                   2,969,743          3,087,900
   02-01-33               6.50                     719,936            759,931
   03-01-33               5.50                  19,468,249         19,848,362
   03-01-33               6.00                   6,405,620          6,652,587
   03-01-33               6.50                   9,586,636         10,077,334
   04-01-33               5.50                  16,062,248         16,403,211
   04-01-33               6.00                  31,534,812         32,858,007
   05-01-33               5.50                  27,181,220         27,693,727
   07-01-33               4.85                   7,030,780(k)       6,991,197
   07-01-33               5.00                  14,578,509(g)      14,512,762
   07-01-33               5.50                  16,696,941         17,005,405
   08-01-33               5.50                   1,102,977          1,123,068
   11-01-33               6.50                   8,699,626          9,144,922
   12-01-33               5.00                  10,586,500(k)      10,684,229
   01-01-34               6.50                   1,687,260          1,783,652
   02-01-34               6.50                  14,743,669         15,498,333
   03-01-34               5.00                  14,855,969(g)      14,788,971
   03-01-34               5.00                  30,684,358         30,545,975
   04-01-34               5.00                   3,599,461          3,585,711
   08-01-34               4.53                   6,592,656(k)       6,563,780
   10-01-34               6.00                  27,025,000(g)      27,886,421
  Collateralized Mtge Obligation
   05-25-16               4.00                   8,700,000          8,738,207
   12-25-26               8.00                   5,730,607          6,238,973
   02-25-44               7.00                  26,245,163         27,886,573
   06-25-44               7.50                   6,004,092          6,514,740
  Interest Only
   12-25-12              13.29                   4,743,421(l)         292,573
Govt Natl Mtge Assn
   02-15-24               8.00                     312,654            344,491
   02-15-25               9.00                      85,072             95,322
   06-15-26               8.00                     351,300            385,834
   08-15-26               8.00                     337,058            370,192
   05-15-33               6.00                   9,608,487          9,989,160
   10-15-33               5.50                  18,089,379         18,473,486
   03-20-34               6.50                   5,381,736          5,680,327
  Collateralized Mtge Obligation
  Interest Only
   01-20-32               0.00                   4,267,140(l)         522,582
   08-20-32               0.00                  16,398,827(l)       2,692,399
GRS Mtge Loan Trust
  Series 2004-6F Cl 2A2
   05-25-34               5.50                   5,431,647          5,640,518
  Series 2004-10F Cl 1A5
   08-25-19               4.50                  14,150,000         13,968,703
Harborview Mtge Loan Trust
  Series 2004-3 Cl B1
   05-19-34               4.40                   4,427,101          4,339,350
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.46                   4,199,992(k)       4,187,140
Master Alternative Loans Trust
  Series 2004-4 Cl 2A1
   05-25-34               6.00                   2,034,508          2,085,370
  Series 2004-7 Cl 8A1
   08-25-19               5.00                   5,538,963          5,626,313
  Series 2004-8 Cl 7A1
   09-25-19               5.00                   7,625,000          7,691,719
Morgan Stanley Mtge Loan Trust
  Series 2004-3 Cl 4A
   04-25-34               5.74                  13,972,673         14,255,772
Structured Adjustable Rate Mtge Loan
  Series 2004-3AC
   03-25-34               4.94                   5,587,859(k)       5,725,097
  Series 2004-5 Cl B1
   05-25-34               4.64                   4,246,616(k)       4,231,370
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50                  19,865,570         19,934,122
Washington Mutual
  Series 2004-CB2 Cl 6A
   07-25-19               4.50                   4,918,164          4,851,769
Total                                                           1,121,638,484

Aerospace & defense (0.2%)
Alliant Techsystems
   05-15-11               8.50                   1,000,000          1,087,500
DRS Technologies
  Sr Sub Nts
   11-01-13               6.88                   1,000,000          1,030,000
L-3 Communications
   06-15-12               7.63                   2,000,000          2,165,000
   07-15-13               6.13                     190,000            187,150
Total                                                               4,469,650

Airlines (--%)
Northwest Airlines
  Series 1999-1A
   02-01-20               6.81                   1,453,500          1,264,167

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Issuer                  Coupon                  Principal           Value(a)
                         rate                    amount

Automotive & related (0.5%)
DaimlerChrysler NA Holding
   11-15-13               6.50%                 $4,949,000         $5,334,675
Ford Motor
   10-01-28               6.63                   2,095,000          1,900,540
   02-01-29               6.38                   4,245,000          3,721,961
Meritor Automotive
   02-15-09               6.80                   1,000,000          1,030,000
TRW Automotive
  Sr Nts
   02-15-13               9.38                     931,000          1,072,978
Total                                                              13,060,154

Banks and savings & loans (3.0%)
Banknorth Group
  Sr Nts
   05-01-08               3.75                   3,960,000          3,957,980
J.P. Morgan Chase
  Sub Nts
   02-01-11               6.75                   3,946,000          4,411,024
   03-15-14               4.88                     604,000            598,816
US Bank NA Minnesota
   08-01-11               6.38                   9,020,000         10,079,011
Wachovia
  Sub Nts
   08-01-14               5.25                  14,170,000         14,498,801
Washington Mutual Bank FA
  Sub Nts
   06-15-11               6.88                  15,850,000         17,902,306
   08-15-14               5.65                   8,910,000          9,230,404
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45                  21,120,000         23,750,707
Total                                                              84,429,049

Beverages & tobacco (0.1%)
Cott Beverages
   12-15-11               8.00                   2,770,000          3,001,988

Building materials & construction (0.3%)
Associated Materials
   04-15-12               9.75                     600,000            675,000
Louisiana Pacific
  Sr Nts
   08-15-10               8.88                   2,260,000          2,666,800
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11               9.00                   1,135,000(d)       1,214,450
Ryland Group
  Sr Nts
   06-01-08               5.38                   2,500,000          2,581,250
Total                                                               7,137,500

Cable (1.0%)
Comcast
   03-15-11               5.50                  22,710,000         23,628,165
CSC Holdings
  Sr Nts
   12-15-07               7.88                   1,500,000          1,593,750
DirectTV Holdings/Finance
  Sr Nts
   03-15-13               8.38                   1,700,000          1,933,750
Echostar DBS
  Sr Nts
   10-01-08               5.75                     750,000            751,875
Videotron Ltee
  (U.S. Dollar)
   01-15-14               6.88                   1,250,000(c)       1,262,500
Total                                                              29,170,040

Cellular telecommunications (0.2%)
Nextel Communications
  Sr Nts
   10-31-13               6.88                   1,500,000          1,515,000
US Cellular
  Sr Nts
   12-15-33               6.70                   5,495,000          5,401,558
Total                                                               6,916,558

Chemicals (0.3%)
Airgas
   10-01-11               9.13                   1,500,000          1,691,250
  Sr Sub Nts
   07-15-14               6.25                     180,000            177,075
BCP Caylux Holdings
  (U.S. Dollar) Sr Sub Nts
   06-15-14               9.63                     985,000(c,d)     1,057,644
Compass Minerals Group
   08-15-11              10.00                   2,500,000          2,775,000
Georgia Gulf
  Sr Nts
   12-15-13               7.13                   1,525,000          1,555,500
Innophos
  Sr Sub Nts
   08-15-14               8.88                     115,000(d)         119,600

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Issuer                  Coupon                  Principal           Value(a)
                         rate                    amount

Chemicals (cont.)
MacDermid
   07-15-11               9.13%                 $1,500,000         $1,674,375
Total                                                               9,050,444

Energy (0.9%)
Amerada Hess
   08-15-11               6.65                   5,940,000          6,516,263
Chesapeake Energy
  Sr Nts
   06-15-14               7.50                     375,000            400,313
   08-15-14               7.00                     670,000(d)         690,100
   01-15-16               6.88                     480,000            486,000
Devon Financing
   09-30-11               6.88                   4,615,000          5,207,211
Encore Acquisition
  Sr Sub Nts
   04-15-14               6.25                   2,800,000          2,744,000
Foundation PA Coal
  Sr Nts
   08-01-14               7.25                     300,000(d)         313,500
Gulfterra Energy Partner
  Sr Nts
   06-01-10               6.25                   3,645,000          4,014,056
Newfield Exploration
  Sr Nts
   03-01-11               7.63                   2,500,000          2,750,000
  Sr Sub Nts
   08-15-12               8.38                     380,000            420,850
   09-01-14               6.63                     475,000(d)         486,875
Peabody Energy
  Series B
   03-15-13               6.88                   2,000,000          2,110,000
Total                                                              26,139,168

Energy equipment & services (0.9%)
Grant Prideco Escrow
   12-15-09               9.00                   2,000,000          2,220,000
Halliburton
   10-15-10               5.50                  17,045,000         17,702,596
Key Energy Services
  Series C
   03-01-08               8.38                   1,250,000          1,318,750
  Sr Nts
   05-01-13               6.38                   1,195,000          1,141,225
Offshore Logistics
   06-15-13               6.13                   1,420,000          1,405,800
Pacific Energy
  Sr Nts
   06-15-14               7.13                     890,000(d)         941,175
Pride Intl
  Sr Nts
   07-15-14               7.38                     495,000(d)         527,175
Total                                                              25,256,721

Finance companies (0.6%)
Ford Motor Credit
   10-01-13               7.00                   1,155,000          1,210,821
GMAC
   09-15-11               6.88                  14,755,000         15,447,747
Total                                                              16,658,568

Financial services (0.6%)
Capital One Bank
  Sr Nts
   02-01-06               6.88                   1,740,000          1,841,884
HSBC Holdings
  (U.S. Dollar) Sub Nts
   12-12-12               5.25                   4,618,000(c)       4,784,788
Pricoa Global Funding I
   06-15-08               4.35                   8,755,000(d)       8,952,601
Total                                                              15,579,273

Food (0.5%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11              10.75                   1,745,000(c)       1,910,775
Chiquita Brands Intl
  Sr Nts
   03-15-09              10.56                   1,500,000          1,625,625
Del Monte
  Sr Sub Nts
   12-15-12               8.63                     500,000            550,000
Kraft Foods
   10-01-13               5.25                   8,515,000          8,674,682
Total                                                              12,761,082

Health care services (0.5%)
Cardinal Health
   06-15-15               4.00                   6,876,000          6,060,314
HCA
   03-15-14               5.75                   2,000,000          1,982,610
IASIS Healthcare
  Sr Sub Nts
   06-15-14               8.75                     350,000(d)         365,750

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Issuer                  Coupon                  Principal           Value(a)
                         rate                    amount

Health care services (cont.)
NeighborCare
  Sr Sub Nts
   11-15-13               6.88%                   $410,000           $428,450
Omnicare
  Sr Sub Nts
   06-01-13               6.13                   1,100,000          1,067,000
Triad Hospitals
  Sr Nts
   05-15-12               7.00                   1,000,000          1,042,500
US Oncology
  Sr Nts
   08-15-12               9.00                     290,000(d)         303,775
Vanguard Health Systems
   08-01-11               9.75                   1,235,000          1,432,600
Total                                                              12,682,999

Home building (0.2%)
D.R. Horton
   12-01-07               7.50                   1,000,000          1,100,000
   01-15-09               5.00                     990,000          1,004,850
   07-01-13               5.88                   1,000,000          1,000,000
Meritage
   06-01-11               9.75                   1,200,000          1,338,000
Total                                                               4,442,850

Industrial services (0.1%)
Allied Waste North America
   11-15-10               6.50                     625,000            625,000
   04-15-11               6.38                   1,110,000          1,090,575
Total                                                               1,715,575

Industrial transportation (--%)
Greater Beijing First Expressways
  (U.S. Dollar) Sr Nts
   06-15-07               9.50                   3,640,000(b,c,p)      72,800

Insurance (1.5%)
ASIF Global Financing
   01-17-13               4.90                  38,990,000(d)      39,570,951
Pacific Life
   09-15-33               6.60                   1,540,000(d)       1,668,883
Total                                                              41,239,834

Leisure time & entertainment (1.4%)
Blockbuster
  Sr Sub Nts
   09-01-12               9.00                     165,000(d)         170,775
Time Warner
   05-15-29               6.63                  18,265,000         18,623,104
Speedway Motorsports
  Sr Sub Nts
   06-01-13               6.75                     865,000(d)         899,600
Viacom
   05-15-11               6.63                  18,475,000         20,518,889
Total                                                              40,212,368

Lodging & gaming (0.5%)
Boyd Gaming
  Sr Sub Nts
   12-15-12               7.75                     375,000            396,094
   04-15-14               6.75                   1,145,000          1,147,863
Caesars Entertainment
  Sr Sub Nts
   05-15-11               8.13                   2,790,000          3,159,674
Choctaw Resort Development Enterprises
  Sr Nts
   04-01-09               9.25                   1,500,000          1,608,750
Hilton Hotels
   12-01-12               7.63                   1,250,000          1,434,375
MGM Mirage
   10-01-09               6.00                     670,000            683,400
  Sr Nts
   02-27-14               5.88                     720,000            680,400
Mohegan Tribal Gaming
  Sr Sub Nts
   04-01-12               8.00                   1,500,000          1,646,250
   08-15-14               7.13                     250,000(d)         256,875
Prime Hospitality
  Sr Sub Nts Series B
   05-01-12               8.38                     560,000            644,000
Station Casinos
  Sr Nts
   04-01-12               6.00                   1,000,000          1,002,500
Total                                                              12,660,181

Machinery (0.1%)
Case New Holland
  Sr Nts
   08-01-11               9.25                     570,000(d)         629,850
Joy Global
  Series B
   03-15-12               8.75                   1,500,000          1,691,250
Manitowoc
   11-01-13               7.13                   1,355,000          1,399,038
Total                                                               3,720,138

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Issuer                  Coupon                  Principal           Value(a)
                         rate                    amount

Media (0.9%)
CanWest Media
  (U.S. Dollar) Series B
   04-15-13               7.63%                 $1,000,000(c)      $1,065,000
CBD Media/Finance
   06-01-11               8.63                   1,000,000          1,057,500
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12               8.75                   1,475,000(c)       1,611,438
Dex Media West LLC/Finance
  Sr Nts Series B
   08-15-10               8.50                     700,000            788,375
Emmis Operating
   05-15-12               6.88                   1,085,000          1,088,092
Lamar Media
   01-01-13               7.25                     425,000            452,625
News Corp
  (U.S. Dollar)
   06-24-10              10.15                   2,437,209(c,p)     3,009,365
Nexstar Finance LLC
   04-01-08              12.00                     575,000            633,938
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11              11.13                     640,000(c)         736,800
Radio One
  Series B
   07-01-11               8.88                   1,000,000          1,108,750
Shaw Communications
  (U.S. Dollar) Sr Nts
   04-06-11               7.25                   2,435,000(c)       2,603,707
Sun Media
  (U.S. Dollar)
   02-15-13               7.63                   1,500,000(c)       1,597,500
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38                     900,000            927,000
United Artists Theatre
   07-01-15               9.30                   8,331,332          8,497,958
Total                                                              25,178,048

Metals (0.1%)
Jorgensen Earle M.
   06-01-12               9.75                     500,000            555,000
Russel Metals
  (U.S. Dollar) Sr Nts
   03-01-14               6.38                   1,500,000(c)       1,436,250
Total                                                               1,991,250

Multi-industry (0.9%)
SPX
  Sr Nts
   06-15-11               6.25                     750,000            742,500
Tyco Intl Group
  (U.S. Dollar)
   02-15-11               6.75                  21,160,000(c)      23,646,470
   10-15-11               6.38                      75,000(c)          82,164
Total                                                              24,471,134

Paper & packaging (0.7%)
Ainsworth Lumber
  (U.S. Dollar) Sr Nts
   03-15-14               6.75                     885,000(c,d)       863,475
Ball
   12-15-12               6.88                   2,220,000          2,319,900
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13               7.25                   1,400,000(c)       1,452,500
Crown Paper
  Sr Sub Nts
   09-01-05              11.00                   6,950,000(b,o,p)          --
Domtar
  (U.S. Dollar)
   12-01-13               5.38                   6,240,000(c)       6,203,122
Georgia-Pacific
   02-01-10               8.88                   1,000,000          1,172,500
Graphic Packaging Intl
  Sr Nts
   08-15-11               8.50                     430,000            477,300
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13               6.75                   2,110,000(c)       2,178,575
Owens-Brockway Glass
   02-15-09               8.88                     400,000            435,000
   05-15-11               7.75                   1,500,000          1,590,000
Silgan Holdings
  Sr Sub Nts
   11-15-13               6.75                   2,000,000          1,990,000
Stone Container
  Sr Nts
   07-01-12               8.38                   1,000,000          1,095,000
Total                                                              19,777,372

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Issuer                  Coupon                  Principal           Value(a)
                         rate                    amount

Real estate (0.5%)
Archstone-Smith OPR Trust
   08-15-14               5.63%                $11,930,000        $12,328,366
Host Marriott
  Sr Nts
   08-15-12               7.00                   1,500,000(d)       1,526,250
La Quinta Properties
  Sr Nts
   08-15-12               7.00                     295,000(d)         304,219
Total                                                              14,158,835

Restaurants (--%)
Domino's Pizza LLC
  Sr Sub Nts
   07-01-11               8.25                     729,000            780,030

Retail -- drugstores (--%)
Jean Coutu Group PJC
  (U.S. Dollar) Sr Nts
   08-01-12               7.63                     925,000(c,d)       952,750

Retail -- general (0.6%)
Finlay Fine Jewelry
  Sr Nts
   06-01-12               8.38                     355,000(d)         378,075
May Department Stores
   07-15-14               5.75                   9,565,000(d)       9,876,063
United Auto Group
   03-15-12               9.63                     670,000            743,700
Wal-Mart Stores
   06-29-11               8.88                   3,500,000          3,569,965
William Carter
  Series B
   08-15-11              10.88                   2,195,000          2,469,375
Total                                                              17,037,178

Telecom equipment & services (1.3%)
PanAmSat
   08-15-14               9.00                     440,000(d)         457,600
Qwest
   03-15-12               9.13                   2,015,000(d)       2,156,050
Sprint Capital
   11-15-28               6.88                  21,355,000         22,258,124
TELUS
  (U.S. Dollar)
   06-01-07               7.50                   5,145,000(c)       5,652,328
   06-01-11               8.00                   5,832,500(c)       6,781,086
Total                                                              37,305,188

Utilities -- electric (2.7%)
Centerpoint Energy
   02-15-11               7.75                   2,000,000          2,318,364
Centerpoint Energy Resources
  Sr Nts Series B
   04-01-13               7.88                   1,610,000          1,899,270
Cleveland Electric Illuminating
  Sr Nts
   12-15-13               5.65                   4,170,000          4,258,383
Columbus Southern Power
  Sr Nts Series C
   03-01-13               5.50                   1,462,000          1,519,674
Consolidated Natural Gas
   12-01-13               6.63                   2,980,000          3,333,273
Dayton Power & Light
  1st Mtge
   10-01-13               5.13                   6,195,000(d)       6,213,895
DPL
  Sr Nts
   09-01-11               6.88                     750,000            780,000
Duke Energy
   01-15-12               6.25                   3,925,000          4,234,989
  1st Mtge
   03-05-08               3.75                   4,960,000          4,988,520
   04-01-10               4.50                   1,445,000          1,462,990
  Sr Nts
   11-30-12               5.63                   9,430,000          9,806,521
Duquesne Light
  1st Mtge Series Q
   05-15-14               5.70                   1,230,000          1,292,213
Florida Power
  1st Mtge
   03-01-13               4.80                   2,975,000          2,989,012
Indianapolis Power & Light
  1st Mtge
   07-01-13               6.30                   1,880,000(d)       2,008,009
IPALCO Enterprises
   11-14-08               8.38                     400,000            444,000
   11-14-11               8.63                   3,680,000          4,084,800
Metropolitan Edison
   03-15-13               4.95                   6,365,000          6,309,892
  1st Mtge
   04-01-14               4.88                   3,050,000(d)       2,981,229
Tampa Electric
   06-15-12               6.88                     985,000          1,101,026
   08-15-12               6.38                   1,385,000          1,506,164
Texas Utilities Electric
   01-01-05               9.45                     741,000            744,400

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Issuer                  Coupon                  Principal           Value(a)
                         rate                    amount

Utilities -- electric (cont.)
Westar Energy
  1st Mtge
   07-01-14               6.00%                $10,240,000        $10,898,965
Total                                                              75,175,589

Utilities -- natural gas (0.5%)
ANR Pipeline
   03-15-10               8.88                     785,000            883,125
Consolidated Natural Gas
  Sr Nts
   04-15-11               6.85                   1,660,000          1,872,696
El Paso Natl Gas
  Sr Nts Series A
   08-01-10               7.63                     680,000            724,200
Northwest Pipeline
   03-01-10               8.13                   2,455,000          2,764,944
Plains Exploration & Production
  Sr Nts
   06-15-14               7.13                   1,500,000(d)       1,590,000
Southern Natural Gas
   03-15-10               8.88                     875,000            984,375
Southern Star Central
   08-01-10               8.50                   1,000,000          1,095,000
Transcontinental Gas Pipeline
  Series B
   08-15-11               7.00                   2,250,000          2,486,250
Williams Companies
   03-15-12               8.13                   1,750,000          2,012,500
Total                                                              14,413,090

Utilities -- telephone (2.4%)
Deutsche Telekom Intl Finance
  (U.S. Dollar)
   07-22-13               5.25                   5,740,000(c)       5,828,453
Telecom Italia Capital
  (U.S. Dollar)
   11-15-13               5.25                  18,600,000(c,d)    18,888,765
   11-15-33               6.38                   1,890,000(c,d)     1,951,315
Verizon New York
  Series B
   04-01-32               7.38                   7,060,000          7,804,145
Verizon Pennsylvania
  Series A
   11-15-11               5.65                  30,820,000         32,335,420
Total                                                              66,808,098

Total bonds
(Cost: $2,673,877,308)                                         $2,706,250,927

Common stock (--%)
Issuer                                              Shares           Value(a)
Stellex Aerostructures                               1,311(b,o,p)         $--

Total common stock
(Cost: $--)                                                               $--

Other (0.1%)

Issuer                                              Shares           Value(a)
Wayland Investment LLC                           6,000,000(b,e,p)  $1,683,420

Total other
(Cost: $6,671,880)                                                 $1,683,420

Short-term securities (7.3%)(j)
Issuer                 Effective                 Amount             Value(a)
                         yield                 payable at
                                                maturity

U.S. government agencies (4.9%)
Federal Home Loan Mtge Corp Disc Nt
   09-14-04               1.50%                $50,000,000        $49,970,835
Federal Natl Mtge Assn Disc Nts
   09-01-04               1.21                  50,000,000         49,998,314
   09-27-04               1.47                   6,200,000          6,193,164
   10-12-04               1.58                  30,000,000         29,944,700
Total                                                             136,107,013

Commercial paper (2.4%)
Barton Capital
   10-07-04               1.58                  10,000,000          9,983,761
Falcon Asset Securitization
   09-28-04               1.58                  15,000,000         14,981,567
Household Finance
   09-01-04               1.58                   1,200,000          1,199,947
Kitty Hawk Funding
   10-12-04               1.60                  25,000,000         24,953,333
Receivables Capital
   09-24-04               1.55                  15,000,000         14,984,500
Total                                                              66,103,108

Total short-term securities
(Cost: $202,218,366)                                             $202,210,121

Total investments in securities
(Cost: $2,882,767,554)(r)                                      $2,910,144,468

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
21   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Aug. 31, 2004, the value of foreign securities represented 6.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Aug. 31, 2004, the value of these securities amounted to $123,672,635 or 4.4% of net assets.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Aug. 31, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $63,880,702.
(h) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments as of Aug. 31, 2004:

      Security                  Principal      Settlement     Proceeds          Value
                                 amount           date       receivable
      Federal Natl Mtge Assn
        09-01-19 5.00%        $   950,000        9-20-04    $   961,875     $   967,516
        09-01-34 5.00          26,550,000        9-15-04     26,195,309      26,334,281
        09-01-34 5.50          19,810,000        9-15-04     19,987,421      20,113,331
        09-01-34 6.00          13,100,000        9-15-04     13,476,625      13,566,688
        09-01-34 6.50          20,500,000        9-15-04     21,409,687      21,518,604
        -------------          ----------        -------     ----------      ----------

(i) Security is partially or fully on loan. See Note 5 to the financial statements.

(j) Cash collateral received from security lending activity is invested in short-term securities and represents 1.1% of this category (see Note 5 to the financial statements). 6.2% of the short-term securities is the Fund's cash equivalent position.

(k) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2004.

(l) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows as of Aug. 31, 2004.

(m) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2004.

(n) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

      FSA -- Financial Security Assurance

(o) Negligible market value.

--------------------------------------------------------------------------------
22   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

(p)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). Information concerning such security holdings at Aug. 31, 2004, is as follows:

      Security                                  Acquisition              Cost
                                                   dates
      Crown Paper
         11.00% Sr Sub Nts 2005           02-10-00 thru 02-14-00   $4,216,724
      Greater Beijing First Expressways
         (U.S. Dollar) 9.50% Sr Nts 2007         09-16-98                  --
      News Corp
         (U.S. Dollar) 10.15% 2010               01-29-93           2,467,251
      Stellex Aerostructures                     10-31-97                  --
      Wayland Investment LLC                     05-19-00           6,671,880

(q) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

      Type of security                                        Notional amount

      Purchase contracts
      U.S. Treasury Bonds, Dec. 2004, 20-year                    $ 71,000,000

      Sale contracts
      U.S. Treasury Notes, Sept. 2004, 5-year                       5,600,000
      U.S. Treasury Notes, Sept. 2004, 10-year                     90,300,000
      U.S. Treasury Notes, Dec. 2004, 5-year                       56,800,000
      U.S. Treasury Notes, Dec. 2004, 10-year                     244,200,000

(r) At Aug. 31, 2004, the cost of securities for federal income tax purposes was $2,879,208,482 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $ 45,886,038
      Unrealized depreciation                                     (14,950,052)
                                                                  -----------
      Net unrealized appreciation                                $ 30,935,986
                                                                 ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
23   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Diversified Bond Fund

Aug. 31, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,882,767,554)                                                                          $2,910,144,468
Cash in bank on demand deposit                                                                                    2,166,153
Expense reimbursement receivable from AEFC                                                                          472,107
Capital shares receivable                                                                                           591,093
Dividends and accrued interest receivable                                                                        18,444,234
Receivable for investment securities sold                                                                       114,678,525
                                                                                                                -----------
Total assets                                                                                                  3,046,496,580
                                                                                                              -------------
Liabilities
Dividends payable to shareholders                                                                                 1,638,915
Capital shares payable                                                                                              474,974
Payable for investment securities purchased                                                                     146,425,054
Payable upon return of securities loaned (Note 5)                                                                30,092,500
Accrued investment management services fee                                                                           37,766
Accrued distribution fee                                                                                             30,898
Accrued service fee                                                                                                     555
Accrued transfer agency fee                                                                                           8,834
Accrued administrative services fee                                                                                   3,450
Other accrued expenses                                                                                              258,845
Forward sale commitments, at value (proceeds receivable $82,030,917) (Note 1)                                    82,500,420
                                                                                                                 ----------
Total liabilities                                                                                               261,472,211
                                                                                                                -----------
Net assets applicable to outstanding capital stock                                                           $2,785,024,369
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    5,713,203
Additional paid-in capital                                                                                    2,893,139,173
Undistributed net investment income                                                                               6,413,116
Accumulated net realized gain (loss) (Note 9)                                                                  (142,002,409)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 6)                                   21,761,286
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                     $2,785,024,369
                                                                                                             ==============
Net assets applicable to outstanding shares:                Class A                                          $1,932,496,967
                                                            Class B                                          $  628,262,697
                                                            Class C                                          $   20,877,765
                                                            Class I                                          $        9,932
                                                            Class Y                                          $  203,377,008
Net asset value per share of outstanding capital stock:     Class A shares     396,460,333                   $         4.87
                                                            Class B shares     128,868,605                   $         4.88
                                                            Class C shares       4,277,175                   $         4.88
                                                            Class I shares           2,037                   $         4.88
                                                            Class Y shares      41,712,199                   $         4.88
                                                                                ----------                   --------------
* Including securities on loan, at value (Note 5)                                                            $   29,587,105
                                                                                                             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Diversified Bond Fund

Year ended Aug. 31, 2004
Investment income
Income:
Dividends                                                                                                      $     12,077
Interest                                                                                                        141,197,223
Fee income from securities lending (Note 5)                                                                         318,608
                                                                                                                    -------
Total income                                                                                                    141,527,908
                                                                                                                -----------
Expenses (Note 2):
Investment management services fee                                                                               15,409,504
Distribution fee
   Class A                                                                                                        5,209,432
   Class B                                                                                                        7,944,719
   Class C                                                                                                          241,016
Transfer agency fee                                                                                               4,829,880
Incremental transfer agency fee
   Class A                                                                                                          259,949
   Class B                                                                                                          174,395
   Class C                                                                                                            5,699
Service fee -- Class Y                                                                                              224,387
Administrative services fees and expenses                                                                         1,460,195
Compensation of board members                                                                                        23,907
Custodian fees                                                                                                      340,348
Printing and postage                                                                                                502,063
Registration fees                                                                                                   110,555
Audit fees                                                                                                           43,000
Other                                                                                                                76,975
                                                                                                                     ------
Total expenses                                                                                                   36,856,024
   Expenses waived/reimbursed by AEFC (Note 2)                                                                     (472,107)
                                                                                                                   --------
                                                                                                                 36,383,917
   Earnings credits on cash balances (Note 2)                                                                       (48,841)
                                                                                                                    -------
Total net expenses                                                                                               36,335,076
                                                                                                                 ----------
Investment income (loss) -- net                                                                                 105,192,832
                                                                                                                -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                 8,204,035
   Foreign currency transactions                                                                                   (141,246)
   Futures contracts                                                                                            (13,804,387)
   Options contracts written (Note 7)                                                                             1,120,125
                                                                                                                  ---------
Net realized gain (loss) on investments                                                                          (4,621,473)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            68,359,517
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            63,738,044
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                $168,930,876
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Diversified Bond Fund

Year ended Aug. 31,                                                                         2004                   2003
Operations and distributions
Investment income (loss) -- net                                                       $  105,192,832         $  148,096,536
Net realized gain (loss) on investments                                                   (4,621,473)           111,836,822
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                     68,359,517            (82,489,907)
                                                                                          ----------            -----------
Net increase (decrease) in net assets resulting from operations                          168,930,876            177,443,451
                                                                                         -----------            -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                            (72,912,216)           (98,126,653)
      Class B                                                                            (21,667,704)           (34,728,824)
      Class C                                                                               (659,148)              (854,382)
      Class I                                                                                 (1,353)                    --
      Class Y                                                                             (8,189,423)           (12,225,930)
   Tax return of capital
      Class A                                                                                     --             (2,476,941)
      Class B                                                                                     --               (876,635)
      Class C                                                                                     --                (21,567)
      Class I                                                                                     --                     --
      Class Y                                                                                     --               (308,611)
                                                                                        ------------           ------------
Total distributions                                                                     (103,429,844)          (149,619,543)
                                                                                        ------------           ------------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                               251,088,529            392,003,998
   Class B shares                                                                         89,582,880            232,251,463
   Class C shares                                                                          5,454,766             11,080,202
   Class I shares                                                                            821,608                     --
   Class Y shares                                                                         71,322,514            150,904,209
Reinvestment of distributions at net asset value
   Class A shares                                                                         56,831,525             77,130,545
   Class B shares                                                                         18,955,456             30,927,117
   Class C shares                                                                            580,863                767,401
   Class I shares                                                                              1,139                     --
   Class Y shares                                                                          6,500,832             11,324,132
Payments for redemptions
   Class A shares                                                                       (699,205,028)          (642,065,690)
   Class B shares (Note 2)                                                              (397,699,256)          (419,428,542)
   Class C shares (Note 2)                                                               (12,180,164)            (9,230,935)
   Class I shares                                                                           (814,281)                    --
   Class Y shares                                                                       (147,874,937)          (193,312,689)
                                                                                        ------------           ------------
Increase (decrease) in net assets from capital share transactions                       (756,633,554)          (357,648,789)
                                                                                        ------------           ------------
Total increase (decrease) in net assets                                                 (691,132,522)          (329,824,881)
Net assets at beginning of year                                                        3,476,156,891          3,805,981,772
                                                                                       -------------          -------------
Net assets at end of year                                                             $2,785,024,369         $3,476,156,891
                                                                                      ==============         ==============
Undistributed net investment income                                                   $    6,413,116         $    3,631,514
                                                                                      --------------         --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Diversified Bond Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Fixed Income Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Fixed Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in bonds and other debt securities including securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of Aug. 31, 2004, American Express Financial Corporation (AEFC) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
27   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.
--------------------------------------------------------------------------------
28   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

As of Aug. 31, 2004, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Aug. 31, 2004 was $4,765,585 representing 0.17% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Aug. 31, 2004, the Fund has entered into outstanding when-issued securities of $34,731,648 and other forward-commitments of $29,149,054.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Forward sale commitments

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

--------------------------------------------------------------------------------
29   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,018,614 and accumulated net realized loss has been increased by $1,178,933 resulting in a net reclassification adjustment to increase paid-in capital by $160,319.

--------------------------------------------------------------------------------
30   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended Aug. 31,                                  2004             2003
Class A
Distributions paid from:
      Ordinary income                            $72,912,216      $98,126,653
      Long-term capital gain                              --               --
      Tax return of capital                               --        2,476,941
Class B
Distributions paid from:
      Ordinary income                             21,667,704       34,728,824
      Long-term capital gain                              --               --
      Tax return of capital                               --          876,635
Class C
Distributions paid from:
      Ordinary income                                659,148          854,382
      Long-term capital gain                              --               --
      Tax return of capital                               --           21,567
Class I*
Distributions paid from:
      Ordinary income                                  1,353              N/A
      Long-term capital gain                              --              N/A
      Tax return of capital                               --              N/A
Class Y
Distributions paid from:
      Ordinary income                              8,189,423       12,225,930
      Long-term capital gain                              --               --
      Tax return of capital                               --          308,611

* Inception date was March 4, 2004.

As of Aug. 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                   $   2,720,960
Accumulated long-term gain (loss)                               $(134,156,528)
Unrealized appreciation (depreciation)                          $  19,246,476

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
31   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
32   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $2,924,778 for Class A, $991,121 for Class B and $10,370 for Class C for the year ended Aug. 31, 2004.

Under an agreement that began June 1, 2004, AEFC and its affiliates have agreed to waive certain fees and expenses until Aug. 31, 2005. Under this agreement, net expenses will not exceed 0.945% for Class A, 1.695% for Class B, 1.695% for Class C, 0.735% for Class I and 0.775% for Class Y of the Fund's average daily net assets. As a result of the agreement that began June 1, 2004, net expenses for the year ended Aug. 31, 2004 were 0.98% for Class A, 1.73% for Class B, 1.73% for Class C and 0.81% for Class Y.

During the year ended Aug. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $48,841 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $8,429,906,585 and $9,346,641,437, respectively, for the year ended Aug. 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended Aug. 31, 2004
                                              Class A        Class B       Class C      Class I*         Class Y
Sold                                       51,888,177     18,469,701     1,122,760       166,209      14,733,853
Issued for reinvested distributions        11,728,875      3,911,848       119,675           231       1,341,478
Redeemed                                 (144,542,248)   (82,296,004)   (2,511,111)     (164,403)    (30,501,584)
                                         ------------    -----------    ----------      --------     -----------
Net increase (decrease)                   (80,925,196)   (59,914,455)   (1,268,676)        2,037     (14,426,253)
                                          -----------    -----------    ----------         -----     -----------

* Inception date was March 4, 2004.

                                                                  Year ended Aug. 31, 2003

                                              Class A        Class B       Class C       Class I         Class Y
Sold                                       80,898,241     48,207,053     2,295,059           N/A      31,349,284
Issued for reinvested distributions        16,049,376      6,438,951       159,500           N/A       2,357,634
Redeemed                                 (133,258,985)   (86,570,359)   (1,914,872)          N/A     (40,187,210)
                                         ------------    -----------    ----------         -----     -----------
Net increase (decrease)                   (36,311,368)   (31,924,355)      539,687           N/A      (6,480,292)
                                          -----------    -----------       -------         -----      ----------

5. LENDING OF PORTFOLIO SECURITIES

As of Aug. 31, 2004, securities valued at $29,587,105 were on loan to brokers. For collateral, the Fund received $30,092,500 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $318,608 for the year ended Aug. 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
33   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

6. INTEREST RATE FUTURES CONTRACTS

As of Aug. 31, 2004, investments in securities included securities valued at $3,758,003 that were pledged as collateral to cover initial margin deposits on 710 open purchase contracts and 3,969 open sale contracts. The notional market value of the open purchase contracts as of Aug. 31, 2004 was $79,031,875 with a net unrealized gain of $1,351,057. The notional market value of the open sale contracts as of Aug. 31, 2004 was $445,835,910 with a net unrealized loss of $6,495,466. See "Summary of significant accounting policies" and "Notes to investments in securities."

7. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                              Year ended Aug. 31, 2004
                                          Puts                     Calls
                                   Contracts Premiums      Contracts  Premiums
Balance Aug. 31, 2003                395    $ 362,563         395    $ 757,562
Opened                                --           --          --           --
Exercised                             --           --        (395)    (757,562)
Expired                             (395)    (362,563)         --           --
                                    ----    ----------       ----    ---------
Balance Aug. 31, 2004                 --    $      --          --    $      --
                                    ----    ----------       ----    ---------

See "Summary of significant accounting policies."

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Aug. 31, 2004. Effective Sept. 21, 2004, the Fund will enter into a new revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund will be permitted to have bank borrowings for temporary or emergency purposes, including funding shareholder redemptions.

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $134,156,528 as of Aug. 31, 2004, that if not offset by capital gains will expire as follows:

                            2009             2010              2013
                        $100,641,177      $26,118,914       $7,396,437

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
34   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                             2004       2003        2002        2001      2000
Net asset value, beginning of period                                    $4.78      $4.75       $4.86       $4.70     $4.82
Income from investment operations:
Net investment income (loss)                                              .18        .20         .25         .31       .33
Net gains (losses) (both realized and unrealized)                         .08        .03        (.10)        .17      (.12)
Total from investment operations                                          .26        .23         .15         .48       .21
Less distributions:
Dividends from net investment income                                     (.17)      (.20)       (.25)       (.32)     (.33)
Tax return of capital                                                      --         --        (.01)         --        --
Total distributions                                                      (.17)      (.20)       (.26)       (.32)     (.33)
Net asset value, end of period                                          $4.87      $4.78       $4.75       $4.86     $4.70

Ratios/supplemental data
Net assets, end of period (in millions)                                $1,933     $2,280      $2,438      $2,390    $2,229
Ratio of expenses to average daily net assets(b)                         .98%(d)    .97%        .95%        .94%      .93%
Ratio of net investment income (loss) to average daily net assets       3.55%      4.16%       5.17%       6.51%     7.04%
Portfolio turnover rate (excluding short-term securities)                279%       256%        169%        115%       64%
Total return(c)                                                         5.54%      4.91%       3.13%      10.48%     4.67%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.00% for the year ended Aug. 31, 2004.

--------------------------------------------------------------------------------
35   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                             2004       2003        2002        2001      2000
Net asset value, beginning of period                                    $4.78      $4.75       $4.86       $4.70     $4.82
Income from investment operations:
Net investment income (loss)                                              .14        .16         .21         .27       .30
Net gains (losses) (both realized and unrealized)                         .09        .03        (.10)        .17      (.13)
Total from investment operations                                          .23        .19         .11         .44       .17
Less distributions:
Dividends from net investment income                                     (.13)      (.16)       (.21)       (.28)     (.29)
Tax return of capital                                                      --         --        (.01)         --        --
Total distributions                                                      (.13)      (.16)       (.22)       (.28)     (.29)
Net asset value, end of period                                          $4.88      $4.78       $4.75       $4.86     $4.70

Ratios/supplemental data
Net assets, end of period (in millions)                                  $628       $902      $1,047        $954      $867
Ratio of expenses to average daily net assets(b)                        1.73%(d)   1.73%       1.71%       1.70%     1.69%
Ratio of net investment income (loss) to average daily net assets       2.78%      3.40%       4.40%       5.74%     6.28%
Portfolio turnover rate (excluding short-term securities)                279%       256%        169%        115%       64%
Total return(c)                                                         4.95%      4.12%       2.35%       9.65%     3.88%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 1.75% for the year ended Aug. 31, 2004.

--------------------------------------------------------------------------------
36   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                             2004       2003        2002        2001      2000(b)
Net asset value, beginning of period                                    $4.78      $4.75       $4.86       $4.71     $4.64
Income from investment operations:
Net investment income (loss)                                              .14        .16         .21         .27       .04
Net gains (losses) (both realized and unrealized)                         .09        .03        (.10)        .16       .07
Total from investment operations                                          .23        .19         .11         .43       .11
Less distributions:
Dividends from net investment income                                     (.13)      (.16)       (.21)       (.28)     (.04)
Tax return of capital                                                      --         --        (.01)         --        --
Total distributions                                                      (.13)      (.16)       (.22)       (.28)     (.04)
Net asset value, end of period                                          $4.88      $4.78       $4.75       $4.86     $4.71

Ratios/supplemental data
Net assets, end of period (in millions)                                   $21        $27         $24         $10        $1
Ratio of expenses to average daily net assets(c)                        1.73%(g)   1.74%       1.72%       1.70%     1.69%(d)
Ratio of net investment income (loss) to average daily net assets       2.79%      3.34%       4.33%       5.62%     6.80%(d)
Portfolio turnover rate (excluding short-term securities)                279%       256%        169%        115%       64%
Total return(e)                                                         4.95%      4.11%       2.35%       9.43%     2.58%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 1.75% for the year ended Aug. 31, 2004.

--------------------------------------------------------------------------------
37   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                          2004(b)
Net asset value, beginning of period                                 $4.91
Income from investment operations:
Net investment income (loss)                                           .11
Net gains (losses) (both realized and unrealized)                     (.04)
Total from investment operations                                       .07
Less distributions:
Dividends from net investment income                                  (.10)
Net asset value, end of period                                       $4.88

Ratios/supplemental data
Net assets, end of period (in millions)                                $--
Ratio of expenses to average daily net assets(c)                      .59%(d)
Ratio of net investment income (loss) to average daily net assets    3.13%(d)
Portfolio turnover rate (excluding short-term securities)             279%
Total return(e)                                                      1.43%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
38   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                             2004       2003        2002        2001      2000
Net asset value, beginning of period                                    $4.78      $4.75       $4.86       $4.70     $4.82
Income from investment operations:
Net investment income (loss)                                              .18        .21         .25         .32       .34
Net gains (losses) (both realized and unrealized)                         .10        .03        (.10)        .17      (.12)
Total from investment operations                                          .28        .24         .15         .49       .22
Less distributions:
Dividends from net investment income                                     (.18)      (.21)       (.25)       (.33)     (.34)
Tax return of capital                                                      --         --        (.01)         --        --
Total distributions                                                      (.18)      (.21)       (.26)       (.33)     (.34)
Net asset value, end of period                                          $4.88      $4.78       $4.75       $4.86     $4.70

Ratios/supplemental data
Net assets, end of period (in millions)                                  $203       $268        $297        $533      $385
Ratio of expenses to average daily net assets(b)                         .81%(d)    .81%        .78%        .78%      .77%
Ratio of net investment income (loss) to average daily net assets       3.70%      4.34%       5.30%       6.66%     7.20%
Portfolio turnover rate (excluding short-term securities)                279%       256%        169%        115%       64%
Total return(c)                                                         5.92%      5.08%       3.29%      10.65%     4.84%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 0.83% for the year ended Aug. 31, 2004.

--------------------------------------------------------------------------------
39   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP FIXED INCOME SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Diversified Bond Fund (a series of AXP Fixed Income Series, Inc.) as of August 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended August 31, 2004, and the financial highlights for each of the years in the five-year period ended August 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Diversified Bond Fund as of August 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

October 20, 2004

--------------------------------------------------------------------------------
40   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Diversified Bond Fund
Fiscal year ended Aug. 31, 2004

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.10%
     Dividends Received Deduction for corporations                       0.10%

Payable date                                                         Per share
Sept. 22, 2003                                                        $0.01205
Oct. 23, 2003                                                          0.01250
Nov. 21, 2003                                                          0.01250
Dec. 22, 2003                                                          0.01651
Jan. 26, 2004                                                          0.01400
Feb. 25, 2004                                                          0.01400
March 26, 2004                                                         0.01500
April 26, 2004                                                         0.01500
May 26, 2004                                                           0.01500
June 25, 2004                                                          0.01500
July 26, 2004                                                          0.01400
Aug. 25, 2004                                                          0.01497
Total distributions                                                   $0.17053

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.10%
     Dividends Received Deduction for corporations                       0.10%

Payable date                                                         Per share
Sept. 22, 2003                                                        $0.00894
Oct. 23, 2003                                                          0.00937
Nov. 21, 2003                                                          0.00957
Dec. 22, 2003                                                          0.01336
Jan. 26, 2004                                                          0.01044
Feb. 25, 2004                                                          0.01105
March 26, 2004                                                         0.01192
April 26, 2004                                                         0.01185
May 26, 2004                                                           0.01202
June 25, 2004                                                          0.01203
July 26, 2004                                                          0.01086
Aug. 25, 2004                                                          0.01194
Total distributions                                                   $0.13335

--------------------------------------------------------------------------------
41   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.10%
     Dividends Received Deduction for corporations                       0.10%

Payable date                                                         Per share
Sept. 22, 2003                                                        $0.00890
Oct. 23, 2003                                                          0.00934
Nov. 21, 2003                                                          0.00954
Dec. 22, 2003                                                          0.01334
Jan. 26, 2004                                                          0.01041
Feb. 25, 2004                                                          0.01124
March 26, 2004                                                         0.01189
April 26, 2004                                                         0.01185
May 26, 2004                                                           0.01202
June 25, 2004                                                          0.01202
July 26, 2004                                                          0.01089
Aug. 25, 2004                                                          0.01194
Total distributions                                                   $0.13338

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.10%
     Dividends Received Deduction for corporations                       0.10%

Payable date                                                         Per share
March 26, 2004                                                         0.01923
April 26, 2004                                                         0.01674
May 26, 2004                                                           0.01666
June 25, 2004                                                          0.01667
July 26, 2004                                                          0.01573
Aug. 25, 2004                                                          0.01663
Total distributions                                                   $0.10166

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.10%
     Dividends Received Deduction for corporations                       0.10%

Payable date                                                         Per share
Sept. 22, 2003                                                        $0.01271
Oct. 23, 2003                                                          0.01317
Nov. 21, 2003                                                          0.01313
Dec. 22, 2003                                                          0.01718
Jan. 26, 2004                                                          0.01476
Feb. 25, 2004                                                          0.01462
March 26, 2004                                                         0.01566
April 26, 2004                                                         0.01569
May 26, 2004                                                           0.01563
June 25, 2004                                                          0.01564
July 26, 2004                                                          0.01466
Aug. 25, 2004                                                          0.01562
Total distributions                                                   $0.17847

--------------------------------------------------------------------------------
42   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Aug. 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
43   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

                                                                Beginning            Ending                  Expenses paid
                                                              account value       account value            during the period
                                                              March 1, 2004       Aug. 31, 2004       March 1, 2004-Aug. 31, 2004
Class A
            Actual(e)                                            $1,000             $1,008.60                $4.95(a),(g)
            Hypothetical (5% return before expenses)             $1,000             $1,020.48                $4.98(a),(g)
Class B
            Actual(e)                                            $1,000             $1,006.80                $8.82(b),(g)
            Hypothetical (5% return before expenses)             $1,000             $1,016.62                $8.86(b),(g)
Class C
            Actual(e)                                            $1,000             $1,006.80                $8.87(c),(g)
            Hypothetical (5% return before expenses)             $1,000             $1,016.57                $8.92(c),(g)
Class I(f)
            Actual                                                  N/A                   N/A                     N/A
            Hypothetical (5% return before expenses)                N/A                   N/A                     N/A
Class Y
            Actual(e)                                            $1,000             $1,011.50                $4.14(d),(g)
            Hypothetical (5% return before expenses)             $1,000             $1,021.29                $4.16(d),(g)

(a) Expenses are equal to the Fund's Class A annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period).

(b) Expenses are equal to the Fund's Class B annualized expense ratio of 1.73%, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class C annualized expense ratio of 1.74%, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class Y annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period).

(e) Based on the actual return for the six months ended Aug. 31, 2004: 0.86% for Class A, 0.68% for Class B, 0.68% for Class C and 1.15% for Class Y.

(f) The values and expenses paid are not presented because Class I does not have a full six months of history. The inception date for Class I was March 4, 2004.

(g) AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2005, which will not exceed the net expenses of 0.95% for Class A; 1.70% for Class B; 1.70% for Class C and 0.78% for Class Y. If this expense cap had been in place for the entire six-month period ended Aug. 31, 2004, the actual expenses paid would have been: $4.82% for Class A, $8.64% for Class B, $8.64 for Class C and $3.96 for Class Y; the hypothetical expenses paid would have been: $4.85 for Class A, $8.69 for Class B, $8.69 for Class C and $3.98 for Class Y.

--------------------------------------------------------------------------------
44   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                            Position held     Principal occupation during past five       Other directorships
address,                         with Fund and     years
age                              length of
                                 service
-------------------------------- ----------------- ------------------------------------------- -------------------------------------
Arne H. Carlson                  Board member      Chair, Board Services Corporation
901 S. Marquette Ave.            since 1999        (provides administrative services to
Minneapolis, MN 55402                              boards). Former Governor  of Minnesota
Age 69
-------------------------------- ----------------- ------------------------------------------- -------------------------------------
Philip J. Carroll, Jr.           Board member      Retired Chairman and CEO,  Fluor            Scottish Power PLC, Vulcan
901 S. Marquette Ave.            since 2002        Corporation (engineering and                Materials Company, Inc.
Minneapolis, MN 55402                              construction) since 1998                    (construction materials/chemicals)
Age 66
-------------------------------- ----------------- ------------------------------------------- -------------------------------------
Livio D. DeSimone                Board member      Retired Chair of the Board and  Chief       Cargill, Incorporated (commodity
30 Seventh Street East           since 2001        Executive Officer, Minnesota Mining and     merchants and processors), General
Suite 3050                                         Manufacturing (3M)                          Mills, Inc. (consumer foods),
St. Paul, MN 55101-4901                                                                        Vulcan Materials Company
Age 70                                                                                         (construction materials/
                                                                                               chemicals), Milliken & Company
                                                                                               (textiles and chemicals), and Nexia
                                                                                               Biotechnologies, Inc.
-------------------------------- ----------------- ------------------------------------------- -------------------------------------
Anne P. Jones                    Board member      Attorney and Consultant
901 S. Marquette Ave.            since 1985
Minneapolis, MN 55402
Age 69
-------------------------------- ----------------- ------------------------------------------- -------------------------------------
Stephen R. Lewis, Jr.*           Board member      Retired President and Professor of          Valmont Industries, Inc.
901 S. Marquette Ave.            since 2002        Economics, Carleton College                 (manufactures irrigation systems)
Minneapolis, MN 55402
Age 65
-------------------------------- ----------------- ------------------------------------------- -------------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
45   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name,                            Position held     Principal occupation during past five       Other directorships
address,                         with Fund and     years
age                              length of
                                 service
-------------------------------- ----------------- ------------------------------------------- -------------------------------------
Alan K. Simpson                  Board member      Former three-term United States Senator
1201 Sunshine Ave.               since 1997        for Wyoming
Cody, WY 82414
Age 72
-------------------------------- ----------------- ------------------------------------------- -------------------------------------
Alison Taunton-Rigby             Board member      Founder and Chief Executive Officer,
901 S. Marquette Ave.            since 2002        RiboNovix, Inc. since 2004; President,
Minneapolis, MN 55402                              Forester Biotech since 2000; prior to
Age 60                                             that, President and CEO, Aquila
                                                   Biopharmaceuticals, Inc.
-------------------------------- ----------------- ------------------------------------------- -------------------------------------

Board Member Affiliated with AEFC**

Name, address, age               Position held     Principal occupation during past five       Other directorships
                                 with Fund and     years
                                    length of
                                     service
-------------------------------- ----------------- ------------------------------------------- -------------------------------------
William F. Truscott              Board member      Senior Vice President - Chief Investment
53600 AXP Financial Center       since 2001,       Officer of AEFC since 2001. Former Chief
Minneapolis, MN 55474            Vice President    Investment Officer and Managing Director,
Age 43                           since 2002        Zurich Scudder Investments
-------------------------------- ----------------- ------------------------------------------- -------------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
46   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held     Principal occupation during past five       Other directorships
                                 with Fund and     years
                                 length of
                                 service
-------------------------------- ----------------- ------------------------------------------- -------------------------------------
Jeffrey P. Fox                   Treasurer         Vice President - Investment Accounting,
50005 AXP Financial Center       since 2002        AEFC, since 2002;  Vice President -
Minneapolis, MN 55474                              Finance, American Express Company,
Age 49                                             2000-2002;  Vice President - Corporate
                                                   Controller, AEFC, 1996-2000
-------------------------------- ----------------- ------------------------------------------- -------------------------------------
Paula R. Meyer                   President         Senior Vice President and General Manager
596 AXP Financial Center         since 2002        - Mutual Funds, AEFC, since 2002; Vice
Minneapolis, MN 55474                              President and Managing Director -
Age 50                                             American Express Funds, AEFC, 2000-2002;
                                                   Vice President, AEFC,  1998-2000
-------------------------------- ----------------- ------------------------------------------- -------------------------------------
Leslie L. Ogg                    Vice President,   President of Board Services Corporation
901 S. Marquette Ave.            General
Minneapolis, MN 55402            Counsel, and
Age 65                           Secretary
                                 since 1978
-------------------------------- ----------------- ------------------------------------------- -------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
47   --   AXP DIVERSIFIED BOND FUND   --   2004 ANNUAL REPORT

 (logo)
 AMERICAN
  EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Aug. 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Fixed Income Series, Inc. were as follows:

                  2004 - $43,383;                             2003 - $43,122

(b) Audit - Related Fees. The fees paid for the years ended Aug. 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Fixed Income Series, Inc. were as follows:

                  2004 - $639;                                2003 - $746

(c) Tax Fees. The fees paid for the years ended Aug. 31, to KPMG LLP for tax compliance related services for AXP Fixed Income Series, Inc. were as follows:

                  2004 - $1,930;                              2003 - $2,575

(d) All Other Fees. The fees paid for the years ended Aug. 31, to KPMG LLP for additional professional services rendered in connection to proxy filing for AXP Fixed Income Series, Inc. were as follows:

                  2004 - None;                                2003 - $47

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2004 and 2003 were pre-approved by the audit committee with the exception of the 2003 tax fees.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Aug. 31, by the registrant for non-audit services to KPMG LLP were as follows:

                  2004 - None;                                2003 - None

         The fees paid for the years ended Aug. 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                  2004 - $126,900;                            2003 - $184,000

(h) For the fees disclosed in item (g) above, 100% and 97% of the fees for services performed during 2004 and 2003, respectively, were pre-approved by the audit committee. The exception was a 2003 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

* 2003 represents bills paid 9/1/02 - 8/31/03
  2004 represents bills paid 9/1/03 - 8/31/04

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.  Submission of matters to a vote of security holders. Not applicable.

Item 10. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 11. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Fixed Income Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          November 2, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          November 2, 2004


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          November 2, 2004